UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2015
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PROTHENA CORPORATION PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in its Charter)
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Ireland	001-35676	98-1111119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexandra House The Sweepstakes, Ballsbridge Dublin 4, Ireland
(Address of principal executive offices including Zip Code)
Registrant’s telephone number, including area code: 011-353-1-902-3519
(Former Name or Former Address, if Changed Since Last Report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 29, 2015, the Board of Directors (the “Board”) of Prothena Corporation plc (the “Company”) appointed Anders O. Härfstrand, M.D., Ph.D., to serve as a director of the Company, effective immediately.
In connection with his appointment, Dr. Härfstrand was granted an option to acquire 30,000 of the Company’s ordinary shares under the Company’s Amended and Restated 2012 Long Term Incentive Plan, with a per share exercise price equal to the last reported sale price on the Nasdaq Global Select Market of the Company’s ordinary shares on June 29, 2015, the date of grant and the date of Dr. Härfstrand’s appointment to the Board. The option will vest in equal annual installments over three years, subject to Dr. Härfstrand’s continuous service on the Board until each such vesting date.

Consistent with the Company’s new compensation program for its non-employee directors, Dr. Härfstrand will also be eligible to receive the following compensation for his service as a director:

•	An annual cash retainer in the amount of $50,000 (which will be paid in quarterly installments); and

•
An annual grant of an option to acquire 15,000 of the Company’s ordinary shares under the Company’s Amended and Restated 2012 Long Term Incentive Plan, with a per share exercise price equal to the last reported sale price on the Nasdaq Global Select Market of the Company’s ordinary shares on the date of grant, which grant will be the day following each annual general meeting of the Company’s shareholders if Dr. Härfstrand is serving on the Board on that date. This option will vest in full on the earlier of the first anniversary of the grant date or the day prior to the next annual general meeting of the Company’s shareholders, subject to Dr. Härfstrand’s continuous service on the Board until such vesting date.

The Company has entered into its standard Deed of Indemnification with Dr. Härfstrand.
A copy of the press release announcing the appointment of Dr. Härfstrand is filed as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 29, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 29, 2015	PROTHENA CORPORATION PLC

		By:	/s/ Tran B. Nguyen
		Name:	Tran B. Nguyen
		Title:	Chief Financial Officer